UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

___________________________________________________________

QMED, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

Delaware	0-11411	22-2468665
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification Number)

25 Christopher Way

Eatontown, New Jersey 07724

(Address of Principal Executive Offices) (Zip Code)

(732) 544-5544

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement.

On March 20, 2008,  QMed, Inc. (the “Company” or “QMed”) entered into an agreement with Michael Cox, former CEO of QMed, John Gargana, a former director of QMed, and Barry Levine (collectively, the “Investors”), to receive up to $750,000 in working capital loans for the Company. The financing (the “Financing”) provided $375,000 to the Company at closing, with an additional $375,000 deposited into an escrow account, which can be released at the Company’s request, in two stages, upon achieving certain milestones in connection with the possible sale of the Company or substantially all of its assets, within certain specified time frames. Either the Company, on reaching the milestones, or the Investors, may require the release of such funds to the Company. The loan proceeds plus interest, together with up to $620,000 in severance obligations owed to Mr. Cox (as to which he has agreed to forbear, as noted below), are secured by substantially all assets of the Company, other than securities and other investment property. As noted above, Mr. Cox has agreed to forbear on receiving payment of the Company’s severance obligations to him of up to $620,000 (the “Maximum Forbearance Amount”), until the earlier of January 15, 2009 and the closing of either an asset or stock sale.

At the closing of the Financing, the Company issued to the Investors warrants to acquire up to 3,399,252 shares of its common stock at an exercise price of $.001 per share; of which, warrants to purchase up to 1,699,626 shares of its common stock are immediately exercisable, with the balance becoming exercisable in proportion to the remaining proceeds in the escrow being released to the Company. The warrants will expire on the fifth anniversary of issuance. The Investors will be entitled, in the case of a sale or exchange of all or, under certain circumstances, a majority of the outstanding shares, or an issuance of new shares constituting a majority of the outstanding shares, or a sale of all or substantially all of the Company’s assets (any of the foregoing, a “Sale Transaction”), to receive, either from the Company or by virtue of the transaction itself, the consideration payable in connection with the transaction on the shares underlying their warrants, or if no consideration is payable with respect to the shares in the transaction (such as in a new issuance of shares or in certain asset sale transactions), the market value of the shares after giving effect to the transaction, in each case net of the exercise price of the warrants. In addition, in the event of any Sale Transaction that results in proceeds of such transaction being paid to the Company, such proceeds will be applied to repay any obligations under the notes to the Investors and the Maximum Forbearance Amount before any of the proceeds are paid for any other purpose. If not so repaid, the Financing loans will otherwise mature on the second anniversary of the date of issuance. Pursuant to the transaction, the Investors have the right to have two observers present at QMed board meetings for so long as any obligation under the Financing loans remains outstanding.

This transaction does not involve the assets or operations of QMedCare of New Jersey, Inc., and its HMO operations. The Company and QMedCare of New Jersey, Inc. continue to work with the New Jersey Department of Banking and Insurance on the orderly wind down of operations of the New Jersey HMO.

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The Company’s LakeShore Captive Insurance subsidiary received approval from the South Carolina Department of Insurance to enter into and conclude a settlement agreement with DAKOTACARE, resolving all potential claims and liabilities to DAKOTACARE, including those related to the South Dakota Special Needs Plan in which not only LakeShore, but also QMed and certain QMed subsidiaries, including QMedCare Dakota LLC and QMedCare, Inc., had been involved. The settlement involves a payment of $750,000 to DAKOTACARE, and the release by DAKOTACARE of claims against LakeShore, as well as any claims against the Company and its subsidiaries. The Company anticipates that, with this settlement and certain additional steps, it will wind down the businesses of the subsidiaries involved in the South Dakota project, specifically, QMedCare Dakota LLC, LakeShore and QMedCare, Inc.

Forms of the Securities Purchase Agreement, various related security agreements, Escrow Agreement, Notes, Warrant, Escrow Agreement and Forbearance Agreement and a related press release of the Company, as well as the settlement agreement are furnished as Exhibits 99.1 through 99.12 to this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 relating to the Financing is incorporated herein by reference.

Item 2.05	Costs Associated with Exit or Disposal Activities.

Exit Activities

The information set forth under Item 1.01 relating to the settlement with DAKOTACARE and the winding down of the Company’s New Jersey HMO, QMedCare of New Jersey, Inc. (collectively, the “Exit Activities”) is incorporated herein by reference. On November 2, 2007, the Company announced it was concluding its business in its special needs plans and activities. As a result, and in conjunction with the settlement agreement referenced above, the Company will record a charge in the fourth quarter of 2007 totaling approximately $900,000 as a write-down of impaired assets in connection with the discontinuance of its special needs insurance business.

Forward Looking Statements

This Current Report on Form 8-K and the Company’s other public disclosures, whether written or oral, may contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such “forward-looking” statements may include, but are not limited to, whether the conditions to consummation of the Financing will be satisfied or waived, the timing and amount of proceeds anticipated to be received by the Company from escrow in the event that the relevant conditions to release of such funds are met, and the underlying assumptions relating to the forward-looking statements. These statements are identified either by the context in which they appear or by use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intends,” “may,” “plans” and “should” or the like. All such forward-looking statements, whether written or oral, and whether made by the Company or on its behalf, are expressly qualified by the cautionary statements described in this provision.

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Any forward-looking statement reflects only the beliefs of the Company or its management at the time the statement is made. Because all forward-looking statements deal with the future, they are subject to risks, uncertainties and developments which might cause actual events or results to differ materially from those envisioned or reflected in any forward-looking statement. Moreover, the Company and its management do not have, and do not undertake, any duty to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement was made. For all of these reasons, forward-looking statements should not be relied upon as a prediction of actual future events, trends or results.

Item 2.06	Material Impairments

The information set forth under Item 2.05 relating to impairment charges is incorporated herein by reference.

Item 3.01	Notice of Failure to Satisfy a Continued Listing Rule or Standard.

On March 18, 2008, the Company received a Nasdaq Staff Letter (the “Letter”) from Nasdaq, on which the Company’s common stock is listed (“Nasdaq”). The Letter indicated that the Company’s failure to timely file with the Securities and Exchange Commission (the “SEC”), and furnish copies to Nasdaq of, the Company’s Annual Report on Form 10-K for its fiscal year ended November 30, 2007, has caused it to become noncompliant with the requirement of Nasdaq for continued listing set forth in Marketplace Rule 4350(c)(14). The Letter also stated that the Company’s common stock will be suspended from trading on The Nasdaq Stock Market at the opening of business on March 27, 2008 unless the Nasdaq Hearing Department has received a request for a hearing from the Company to appeal the decision of the Nasdaq staff on or before 4:00 pm Eastern Time on March 25, 2008. In addition, a Form 25-NSE will be filed with the SEC to remove the Company’s securities from listing and registration on The Nasdaq Stock Market in connection with the suspension of trading.

The Company has not yet determined whether to file a request for hearing on this matter with the Nasdaq Hearing Department as the Company expects to file its Form 10K prior to March 27, 2008. The Letter and a related press release of the Company are furnished as Exhibits 99.13 and 99.14, respectively, to this Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 relating to the issuance of warrants pursuant to the Financing is incorporated herein by reference. The Company’s issuance of these warrants was made in reliance upon an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder. At the time of issuance each Investor represented to the Company that he was an accredited investor as defined in Rule 501(a) of the Securities Act and that the warrants, as well as the shares of common stock into which such warrants are or will be exercisable, were being acquired for investment purposes.

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Item 9.01             Financial Statements and Exhibits.

(c)	Exhibits
99.1	Form of Securities Purchase Agreement between the Company and the Investors, dated March 20, 2008.
99.2	Form of Note to Investors dated March 20, 2008.
99.3	Form of Escrowed Note to Investors dated March 20, 2008.
99.4	Form of Warrant to Purchase Shares of Common Stock of the Company dated March 20, 2008.
99.5	Form of Escrow Agreement between the Company, the Investors, and the escrow agent identified therein dated March 20, 2008.
99.6	Form of Forbearance Agreement between the Company and Mr. Michael Cox dated March 20, 2008.
99.7	Form of Security Agreement between the Company, the Investors, and the collateral agent named therein, dated March 20, 2008.
99.8	Form of Trademark Security Agreement between the Company, the Investors, and the collateral agent named therein, dated March 20, 2008.
99.9	Form of Patent Security Agreement between the Company, the Investors, and the collateral agent named therein, dated March 20, 2008.
99.10	Form of Copyright Security Agreement between the Company, the Investors, and the collateral agent named therein, dated March 20, 2008.
99.11

Settlement Agreement and Release between South Dakota State Medical Holding Company, Inc., DAKOTACARE Administrative Services, Inc., QMedCare Dakota, LLC, QMedCare, Inc., LakeShore Capitive Insurance Company and QMed, Inc.

99.12	Form of Press Release of the Company dated March 20, 2008 concerning the Financing and the settlement with DAKOTACARE.
99.13	Nasdaq Staff Letter to the Company dated March 18, 2008 concerning potential suspension of trading and delisting of securities of the Company.
99.14	Form of press release of the Company concerning Nasdaq Staff Letter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QMED, INC.

By: /s/ William T. Schmitt, Jr.

William T. Schmitt, Jr.

Senior Vice President, Treasurer

& Chief Financial Officer

Date:	March 25, 2008

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